MML SERIES INVESTMENT FUND II

Supplement dated March 6, 2009 to the

Prospectuses dated May 1, 2008 and May 1, 2008, revised as of September 2, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and any previous supplements.

The following information pertains to the MML Small Company Opportunities Fund:

The Board of Trustees of MML Series Investment Fund II has approved an Agreement and Plan of Reorganization pursuant to which MML Small Company Opportunities Fund will be reorganized with and into MML Small Cap Equity Fund (the “Reorganization”). The Reorganization, which does not require shareholder approval, is expected to be completed on or about May 1, 2009. MML Small Company Opportunities Fund will bear the expenses of the Reorganization. For more information about MML Small Cap Equity Fund, please refer to the Prospectus.

Effective immediately, the following information replaces the information for Renie Heebner found under OppenheimerFunds, Inc. (“OFI”) in the section titled About the Investment Adviser and Sub-Advisers:

Daniel Goldfarb

is a co-portfolio manager of the MML Small Company Opportunities Fund. Mr. Goldfarb is a Vice President of OppenheimerFunds, Inc. (“OFI”) and Head of the Fundamental Small Cap Core/Growth team. Mr. Goldfarb is also responsible for managing the Micro Cap Core, Small Cap Growth, and Small Cap Core strategies and serves as an equity analyst for these strategies. Prior to joining OFI’s subsidiary, OFI Institutional in 2006, Mr. Goldfarb was a Managing Director/Portfolio Manager at OFI Institutional’s affiliate, Babson Capital Management LLC, since 1995. Previously, Mr. Goldfarb held positions at Drexel Burnham Lambert, Smith Barney, and Wilmington Trust. He has covered financial institutions during his entire career as well as several other industries including telecom, electric utilities, and REITs. He is a member of the CFA Institute and Treasurer of the Bank Analyst Association of Boston.

Christopher Crooks

is a co-portfolio manager of the MML Small Company Opportunities Fund. Mr. Crooks is a Vice President of OppenheimerFunds, Inc. (“OFI”) and a Portfolio Manager for the Fundamental Small Cap Core/Growth team. Mr. Crooks is also responsible for managing the Micro Cap Core and Small Cap Core strategies and serves as an equity analyst for these strategies. Prior to joining OFI’s subsidiary, OFI Institutional in 2006, Mr. Crooks held the position of Managing Director/Portfolio Manager at OFI Institutional’s affiliate, Babson Capital Management LLC, since 2003. Previously, Mr. Crooks was a Managing Director/Analyst at Commerce Capital Markets responsible for covering the specialty chemicals and materials sectors. He also was a Senior Research Analyst at Janney Montgomery Scott, LLC. He is a member of the CFA Institute and the American Chemical Society.

Steven Dray

is a co-portfolio manager of the MML Small Company Opportunities Fund. Mr. Dray is a Vice President of OppenheimerFunds, Inc. (“OFI”) and a Portfolio Manager for the Fundamental Small Cap Core/Growth team. Mr. Dray is also responsible for managing the Micro Cap Core, Small Cap Growth, and Small Cap Core strategies and serves as an equity analyst for these strategies. Prior to joining OFI’s subsidiary, OFI Institutional in 2006, Mr. Dray was a Managing Director/Portfolio Manager at OFI Institutional’s affiliate, Babson Capital Management LLC, since 2001. Previously, Mr. Dray spent five years at Strong Capital Management as an Associate Portfolio Manager/Analyst and also was an Engineer at Lockheed Martin Aeronautics Company. He is a member of the CFA Institute and the Boston Security Analysts Society.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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